SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 11, 2003

                ________________________________________________
                Date of Report (Date of earliest event reported)


                          NANOPIERCE TECHNOLOGIES, INC.
              _____________________________________________________
             (Exact name of Registrant as specified in its charter)


           Nevada                     33-19598-D               84-0992908
      ____________________________________________________________________
   (State or other jurisdiction  (Commission File Number)     (IRS Employer
         of incorporation)                                Identification Number)


                          370 17th Street, Suite 3640
                             Denver, Colorado 80202
            ________________________________________________________
              (Address of principal executive offices)   (Zip Code)


                                 (303) 592-1010
             ______________________________________________________
              (Registrant's telephone number, including area code)


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ITEM  5  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

     On December 11, 2003 NanoPierce Technologies, Inc. (the "Registrant") signed an Investment Agreement (the "Agreement") with TagStar Systems, GmbH ("TagStar") of Dietramszell, Germany. The Agreement provides for an investment of $98,000.00 to be made in the Registrant's wholly owned subsidiary, ExypnoTech, GmbH ("ExypnoTech"). In return for the investment, TagStar will receive Fifty-Two Thousand shares of the capital of ExypnoTech, making it a 51% owner of ExypnoTech. The Registrant will retain a 49% ownership interest in ExypnoTech.

     At the time of closing, Michael Kober, Managing Director of TagStar will become a Managing Director of ExypnoTech. Paul H. Metzinger, the current Managing Director of ExypnoTech will maintain his position until February 28, 2004. Mr. Kober is a former employee of ExypnoTech.

     Further, in accordance with the Agreement, the Registrant will assign its Provisional Patent Application for Ultrasonic Bonding of Electronic Devices and the Trademark Application, SmartPaper to ExypnoTech.

     In addition, TagStar has agreed to release the Registrant from any and all liabilities that may arise from the subsidies granted by the province of Thuringia, Germany.

     For a more complete description of the transaction refer to Item 7 Exhibits, below.

ITEM  2  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On December 11, 2003, the Registrant's wholly owned subsidiary, NanoPierce Card Technologies, GmbH ("NanoPierce Card"), as part of its self-liquidation, signed an Asset Purchase Agreement (the "Purchase Agreement") with TagStar. For a purchase price of 42,581 Euros (approximately $52,100.00 U.S.), TagStar agreed to purchase all of the assets of NanoPierce Card. Registrant will not receive any portion of the payment, which instead will be paid to the landlord of the premises leased by NanoPierce Card.

ITEM  7  EXHIBITS

     1. Investment Agreement, dated December 11, 2003, by and between TagStar Systems, GmbH, NanoPierce Technologies, Inc. and ExypnoTech, GmbH.

     2. Asset Purchase Agreement, dated December 11, 2003, by and between Prof. Dr. Gerd Lederer, NanoPierce Card Technologies, GmbH and TagStar Systems, GmbH.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 15, 2003              NANOPIERCE  TECHNOLOGIES,  INC.



                                     /s/ Paul H. Metzinger
                                     ------------------------------------
                                     Paul H. Metzinger, President &
                                     Chief Executive Officer


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